UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2026

Westlake Chemical Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer, Suite 101 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	WLKP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2026, Westlake Chemical Partners LP (the “Partnership”) announced that Tommy E. Darby, age 45, was appointed to the position of Vice President, Chief Accounting Officer of Westlake Chemical Partners GP LLC, the general partner of the Partnership (the “General Partner”), effective immediately.

In connection with his appointment as Vice President, Chief Accounting Officer of the General Partner, Mr. Darby was also appointed as Vice President, Chief Accounting Officer of Westlake Corporation, the indirect parent company of the General Partner, effective August 31, 2026.

Prior to joining the General Partner, from August 2022 to April 2025, Mr. Darby served as Vice President and Chief Accounting Officer of Pactiv Evergreen Inc. (now Novolex) and, earlier in his tenure there, as Vice President and Controller. From March 2008 to May 2020, Mr. Darby held various leadership roles at Valaris plc (now Valaris Limited) and its predecessor companies in external reporting, financial systems and internal audit, before serving as Vice President and Controller and later as Vice President, Finance. Earlier in his career, Mr. Darby worked in audit and assurance at Deloitte LLP. Mr. Darby received a Bachelor of Science degree in Accounting and a Master of Science degree in Auditing and Financial Accounting from the University of North Texas and is a Certified Public Accountant.

There are no family relationships between Mr. Darby and any director or executive officer of the General Partner. Mr. Darby does not have any interest in any transactions with the Partnership requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Darby and any other person pursuant to which he was appointed as an officer of the General Partner.

Mr. Darby will succeed Jeffrey A. Holy, who will transition from his current position of Vice President, Chief Accounting Officer of the General Partner to the position of Vice President, Finance and Investor Relations of the General Partner, effective concurrent with the appointment of Mr. Darby.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL PARTNERS LP

By: Westlake Chemical Partners GP LLC, its general partner

Date: August 31, 2026	By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington Executive Vice President, Legal and External Affairs and Director